UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2010

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1550 Utica Avenue South, Suite 100, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-591-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 17, 2010, the Board of Directors of MoneyGram International, Inc. (the "Corporation"), upon recommendation of the Human Resources and Nominating Committee, approved the following:

• MoneyGram International, Inc. 2005 Omnibus Incentive Plan, as amended February 17, 2010 (the "Omnibus Plan"), subject to approval of the stockholders of the Corporation at its next Annual Meeting of Stockholders. The Omnibus Plan was amended to: (i) increase the aggregate number of shares that may be granted to an Eligible Person in any calendar year under the Omnibus Plan from 10 million to 12 million shares; (ii) an additional provision for Section 162(m) limitations for performance awards denominated in shares; and (iii) clarification regarding performance awards denominated in cash. A copy of the MoneyGram International, Inc. 2005 Omnibus Incentive Plan, as amended February 17, 2010, is filed herewith as Exhibit 10.01.

• MoneyGram International, Inc. Performance Bonus Plan, as amended and restated February 17, 2010 (the "Bonus Plan"). The Bonus Plan (formerly known as the MoneyGram International, Inc. Amended and Restated Management and Line of Business Incentive Plan) was amended to: (i) change the name of the plan; (ii) to expand the participant eligibility under the Bonus Plan to include professional level employees; and (iii) to change the responsibility for implementation and administration of the Bonus Plan from the Chief Executive Officer to the Executive Vice President, Human Resources and Corporate Services. A copy of the MoneyGram International, Inc. Performance Bonus Plan, as amended and restated February 17, 2010, is filed herewith as Exhibit 10.02.

• MoneyGram International, Inc. Severance Plan (the "Severance Plan"). The Severance Plan sets forth the monetary and outplacement severance benefits the Corporation would provide to an eligible employee based upon the employment level of the individual and their number of years of service with the Corporation. A copy of the MoneyGram International, Inc. Severance Plan is filed herewith as Exhibit 10.03.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

February 22, 2010	By:	/s/ Steven Piano

Name: Steven Piano
Title: Executive Vice President, Human Resources and Corporate Services

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Exhibit Index

Exhibit No.	Description

10.01	MoneyGram International, Inc. 2005 Omnibus Incentive Plan, as amended February 17, 2010
10.02	MoneyGram International, Inc. Performance Bonus Plan, as amended and restated February 17, 2010
10.03	MoneyGram International, Inc. Severance Plan